FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934



Date of Report (Date of earliest
event reported):                                August 1, 1994



                    Zenith Electronics Corporation
          (Exact name of registrant as specified in its charter)



     Delaware                   1-4115               36-1996520
(State or jurisdiction       (Commission File       (IRS Employer
of incorporation)             Number)               identification No.)


    1000 Milwaukee Avenue
    Glenview, Illinois                                   60025
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                                  (708) 391-7000


                        Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events.
           ------------

           On August 1, 1994, Zenith Electronics Corporation issued a First-Half 1994 Report, which is attached as Exhibit 20 hereto and is incorporated by reference herein.


Item 7.    Financial Statements, Pro forma Financial Information and Exhibits.
           ------------------------------------------------------------------

      (c)  The following exhibits are included as part of this report:

           Exhibit 20 - Zenith Electronics Corporation First-Half 1994 Report dated August 1, 1994.


                              SIGNATURES
                             ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ZENITH ELECTRONICS CORPORATION


                                         By: /s/ David S. Levin
                                             --------------------------
                                             David S. Levin, Secretary


Date:  August 1, 1994

                               Exhibit Index

Exhibit
Number              Exhibit Description
- -------          -----------------------------------------------

  20               First-Half 1994 Report dated August 1, 1994